9 Meters Biopharma, Inc. to Participate in the following Virtual
March Investor Conferences

- Oppenheimer 31st Annual Healthcare Conference -
March 16th - 18th

- Maxim Group 2021 Emerging Growth Virtual Conference -
March 17th - 18th

Raleigh, NC, March 10, 2021 – 9 Meters Biopharma, Inc. (Nasdaq: NMTR), a clinical-stage rare and unmet needs-focused gastroenterology company, today announced that management will participate in the following conferences in the month of March and invites investors to participate by webcast or one-on-one meetings. Please see additional details below:

Oppenheimer 31st Annual Healthcare Conference
Title: 9 Meters Biopharma (NMTR) Company Presentation
Date: Wednesday, March 17, 2021
Time: 8:00 - 8:30 AM (ET)
Presenter: John Temperato, President & CEO

M Vest and Maxim Group 2021 Emerging Growth Virtual Conference
Title: 9 Meters Biopharma (NMTR)
Date: On demand presentation
Presenter: John Temperato, President & CEO

If you are interested in arranging a one-on-one meeting, please contact your bank conference representative or contact Corey Davis at LifeSciAdvisors.
A link to the Oppenheimer Presentation webcast will be accessible via 9Meters’ website under the Events section or using the link here.

For more information about the Oppenheimer 31st Annual Healthcare Conference, please refer to the conference website at the Oppenheimer & Co Events Link here.

For more information about and access to the 2021 Emerging Growth Virtual Conference, please refer to the conference website at the M-Vest Link here.

About 9 Meters Biopharma
9 Meters Biopharma, Inc. ("the Company") is a rare and unmet needs-focused gastroenterology company. The Company is advancing NM-002, a proprietary long-acting GLP-1 agonist into a Phase 2 trial for short bowel syndrome (SBS), a rare, orphan disease, as well as larazotide, a Phase 3 tight junction regulator being evaluated for patient-reported symptom improvement in non-responsive celiac disease.

For more information, please visit www.9meters.com or follow 9 Meters on Twitter and LinkedIn.

Forward-looking Statements
This press release includes forward-looking statements based upon the Company's current expectations. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) uncertainties associated with the clinical development and regulatory approval of product candidates; (ii) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) the impact of COVID-19 on our operations, clinical trials or future financings and (vi) risks associated with the possible failure to realize certain anticipated benefits of the Company's recent merger and the Naia acquisition, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements because of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled "Risk Factors" in the Company's. Annual Report on Form 10-K for the year ended December 31, 2019, Form 10-Q for the quarter ended September 30, 2020 and in other filings that the Company has made and future filings the Company will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Corporate Contacts:
Edward J. Sitar
Chief Financial Officer
9 Meters Biopharma, Inc.
investor-relations@9meters.com
www.9meters.com

Media Contact:
Amy Jobe, Ph.D.
LifeSci Communications, LLC
ajobe@lifescicomms.com
315-879-8192

Investor Contact:
Corey Davis, Ph.D.
LifeSci Advisors, LLC
cdavis@lifesciadvisors.com
212-915-2577